 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2005

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802		22-0760120
(Commission File Number)		(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey		07417-1880
(Address of Principal Executive Offices)		(Zip Code)

(201) 847-6800
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 21, 2005, executive officers of Becton, Dickinson and Company (“BD”) were granted certain equity-based compensation awards, consisting of stock appreciation rights, Performance Units, and Career Shares, the terms of which are attached hereto as Exhibit A. On the same date, the Compensation & Benefits Committee of the Board of Directors established performance targets, consisting primarily of an earnings per share performance target, for annual incentive payments to executive officers for fiscal year 2006 under the BD Performance Incentive Plan.

On November 22, 2005, the Board of Directors approved changes to the compensation for non-management directors, effective as of BD’s 2006 Annual Meeting of Shareholders to be held on January 31, 2006, as set forth on Exhibit B hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 22, 2005, the Board of Directors approved amendments to the Bylaws of BD to (i) authorize the Chief Executive Officer to appoint persons to the position of Vice President within any business unit or function, provided such persons will not be considered officers of BD, and (ii) eliminate references to officer titles that are no longer used. A copy of the Bylaws of BD, as amended and restated as of November 22, 2005, is attached hereto as Exhibit C.

Item 7.01	Regulation FD Disclosures.

On November 22, 2005, BD issued a press release announcing an increase in BD's quarterly dividend and the authorization of a share repurchase program. A copy of this press release is furnished as Exhibit D hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit A	Terms of Awards under 2004 Employee and Director Equity-Based Compensation Plan.

Exhibit B	Compensation of Non-Management Members of the Board of Directors of Becton, Dickinson and Company.

Exhibit C	Bylaws, as amended and restated as of November 22, 2005.

Exhibit D	Press release dated November 22, 2005, furnished pursuant to Item 7.01.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/	Dean J. Paranicas
Dean J. Paranicas Vice President, Corporate Secretary and Public Policy

Date: November 28, 2005

 INDEX TO EXHIBITS

Exhibit	Description of Exhibits

Exhibit A	Terms of Awards under 2004 Employee and Director Equity-Based Compensation Plan.

Exhibit B	Compensation of Non-Management Members of the Board of Directors of Becton, Dickinson and Company.

Exhibit C	Bylaws, as amended and restated as of November 22, 2005.

Exhibit D	Press release dated November 22, 2005, furnished pursuant to Item 7.01.